UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2023

Enphys Acquisition Corp.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40879	87-2010879
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Wall Street 20th Floor New York, New York	10005
(Address of principal executive offices)	(Zip Code)

(646) 854-6565
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary shares and one-half of one redeemable warrant	NFYS.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	NFYS	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A ordinary shares at an exercise price of $11.50	NFYS.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 17, 2023 and October 23, 2023, holders of 6,812,500 Class B ordinary shares, par value $0.0001 per share (the “Class B Common Stock”), of Enphys Acquisition Corp. (the “Company”) voluntarily elected to convert such shares of Class B Common Stock to shares of Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Common Stock”), on a one-for-one basis in accordance with the Company’s Amended and Restated Memorandum and Articles of Association (the “Class B Conversion”). Notwithstanding the Class B Conversion, such holders will not be entitled to receive any funds held in the trust account with respect to any shares of Class A Common Stock issued to such holders as a result of the Class B Conversion, and no additional amounts will be deposited into the trust account in respect of shares of Class A Common Stock held by such holders.

Additionally, as previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 2023, the Company’s public stockholders elected to redeem 24,301,795 shares of Class A Common Stock at a redemption price of approximately $10.53 per share, for an aggregate redemption amount of approximately $256 million (the “Redemption”). After the satisfaction of the Redemption, the balance in the trust account will be approximately $107 million.

Upon completion of the Class B Conversion and the Redemption described above, as of October 23, 2023, 17,010,705 shares of Class A Common Stock and 1,812,500 shares of Class B Common Stock will remain issued and outstanding.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2023

Rigel Resource Acquisition Corp.

By:	/s/ Jorge de Pablo
	Name:	Jorge de Pablo
	Title:	Chief Executive Officer

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